GOING CONCERN	1 Months Ended
Mar. 31, 2026
Organization, Consolidation and Presentation of Financial Statements [Abstract]
GOING CONCERN

2.	Going Concern

The Group’s consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and liquidation of liabilities during the normal course of operations. The Group incurred net losses of US$9,745 for the period from March 3, 2026 (Inception) through March 31, 2026, with a working capital deficit of US$9,745 as of March 31, 2026. The Group’s operating results for future periods are subject to numerous uncertainties and it is uncertain if the Group will be able to reduce or eliminate its net losses for the foreseeable future. Accordingly, the Group may not be able to obtain additional financing. These conditions raise substantial doubt about the Group’s ability to continue as a going concern.

Management plans to address this uncertainty through the Business Combination as discussed in Note 1. The Company can make no assurances that required financing will be available for the amounts needed, or on terms commercially acceptable to the Company, if at all. If one or all of these events does not occur or subsequent capital raises are insufficient to bridge financial and liquidity shortfall, there would likely be a material adverse effect on the Company and would materially adversely affect its ability to continue as a going concern.

The Group’s consolidated financial statements do not give effect to any adjustments relating to the carrying values and classification of assets and liabilities that would be necessary should the Group be unable to continue as a going concern.